Subsequent Events	12 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent Events
28.	Subsequent Events

In August 2012, PGW’s subsidiary Agri-feeds Limited, or Agri-feeds, entered into an incorporated joint venture for the molasses liquid feed business. This transaction involved the divestiture of certain assets, including intangibles from Agri-feeds, into the joint venture company, 4Seasons Feeds Limited, which will create a molasses supply chain that will import, transport and distribute molasses through the former Agri-feeds channel. The impact of this transaction is not expected to be significant to the Company’s operations.

In July 2012, we acquired 100% of Xinjiang Ruide Ltd, a corn seed producer based in Xinjiang province, China, as a production base for our NongKeYu seeds. The total consideration payable was RMB17.0 million ($2.7 million), of which RMB4.0 million ($0.7 million) had been paid as of the date of this annual report.